EXHIBIT 10.2

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT, dated as of December 13, 2004 (this “Agreement”), is among WACHOVIA CORPORATION, a North Carolina corporation (“Wachovia”), LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (“Lehman Brothers”, and together with Wachovia, the “Guarantors”), OMX TIMBER FINANCE INVESTMENTS I, LLC, a Delaware limited liability company (the “Class A-1 Issuer”), OMX TIMBER FINANCE INVESTMENTS II, LLC, a Delaware limited liability company (the “Class A-2 Issuer”, and together with the Class A-1 Issuer, the “Issuers”), OFFICEMAX INCORPORATED, a Delaware corporation (“OfficeMax”), WACHOVIA CAPITAL MARKETS, LLC, a North Carolina limited liability company (“Wachovia Capital Markets”) and LEHMAN BROTHERS INC. (“Lehman Brothers Inc.”, and together with Wachovia Capital Markets, the “Initial Purchasers”).

The Class A-1 Issuer has duly authorized the sale of the Class A-1 Notes due 2019 (the “Class A-1 Notes”), and the Class A-2 Issuer has duly authorized and the Class A-2 Notes due 2019 (the “Class A-2 Notes” and together with the Class A-1 Notes, the “Offered Notes”).  Each of the Issuers is a wholly-owned indirect subsidiary of OfficeMax Incorporated, a Delaware corporation (“OfficeMax”).

The Class A-1 Notes will be issued in an aggregate principal amount of approximately $735,000,000, and the Class A-2 Notes will be issued in an aggregate initial principal amount of $735,000,000.  The Class A-1 Notes will be secured by the Indenture Collateral of the Class A-1 Issuer, and the Class A-2 Notes will be secured by the Indenture Collateral of the Class A-2 Issuer.  The Class A-1 Notes will be issued pursuant to an Indenture, dated as of the date of this Agreement (the “Class A-1 Indenture”), between the Class A-1 Issuer and Wells Fargo Bank Northwest, N.A., as the Indenture Trustee (the “Indenture Trustee”).  The Class A-2 Notes will be issued pursuant to an Indenture, dated as of the date of this Agreement (the “Class A-2 Indenture”, and together with the Class A-1 Indenture, the “Indentures”), between the Class A-2 Issuer and the Indenture Trustee.  Capitalized terms not defined herein have the meanings assigned to them in the Indentures.

The Class A-1 Notes will be sold by the Class A-1 Issuer to Wachovia Capital Markets and the Class A-2 Notes will be sold by the Class A-2 Issuer to Lehman Brothers Inc. pursuant to the Purchase Agreement dated as of the date of this Agreement (the “Purchase Agreement”) between the Issuers, OfficeMax and the Initial Purchasers.  The Initial Purchasers will offer the Offered Notes in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), pursuant to a preliminary confidential offering memorandum dated December 8, 2004 (including any exhibits thereto and all information incorporated therein by reference, the “Preliminary Memorandum”) and a final confidential offering memorandum dated the date hereof (including any exhibits, amendments or supplements thereto and all information incorporated therein by reference, the “Final Memorandum”, and each of the Preliminary Memorandum and the Final Memorandum, a “Memorandum”) including a description of the terms of the Offered Notes, the terms of the offering, and a description of each Issuer, Wachovia and Lehman Brothers

The agreements of Wachovia and Lehman Brothers made herein are made to induce, and with the knowledge that they will be relied upon by, the Initial Purchasers, the Issuers and OfficeMax in connection with the issuance and the offering of the Offered Notes.

The parties hereto agree as follows:

Section 1.                                            Indemnification.

(a)                                  Wachovia represents and warrants that the Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty is made only to the extent that information in the Memorandum is or is based upon Wachovia Information (as defined below) and only to the extent such information is contained in the sections of the Memorandum identified in clause (A) of this paragraph below.  In addition, Wachovia shall indemnify and hold harmless each of the Initial Purchasers, the Issuers and OfficeMax, their respective directors and officers, and each other person who controls any such entity within the meaning of either Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation (collectively, “Liabilities”), joint or several to which it or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, but only insofar as such Liabilities arise out of or are based on information that relates solely to Wachovia (the “Wachovia Information”), and only to the extent such Wachovia Information is contained in (A) the Preliminary Memorandum or the Memorandum, as the case may be, under the heading “Available Information About Wachovia”.

(b)                                 Lehman Brothers represents and warrants that the Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty is made only to the extent that information in the Memorandum is or is based upon Lehman Brothers Information (as defined below) and only to the extent such information is contained in the sections of the Memorandum identified in clause (A) of this paragraph below.  In addition, Lehman Brothers shall indemnify and hold harmless each of the Initial Purchasers, the Issuers and OfficeMax, their respective directors and officers, and each other person who controls any such entity within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all Liabilities, joint or several to which it or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, but only insofar as such Liabilities arise out of or are based on information that relates solely to Lehman Brothers (the “Lehman Brothers Information”), and only to the extent such Lehman Brothers Information is contained in (A) the Preliminary Memorandum or the Memorandum, as the case may be, under the heading “Available Information About Lehman Brothers”.

(c)                                  Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless Wachovia, Lehman Brothers, their respective directors and officers, and each other person who controls any such entity within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all Liabilities, joint or several to which it or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, but only insofar as such Liabilities arise out of or are based on the information relating to such Initial Purchaser, provided by such Initial Purchaser expressly for inclusion in the Preliminary Memorandum or the Final Memorandum, as the case may be, in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser expressly for use in the Preliminary Memorandum or the Final Memorandum (or any amendment or supplement thereto).  Each Issuer and Office Max acknowledges that the statements set forth in the Final Memorandum under the captions “Market Stabilization” and “Plan of Distribution” constitute the only written information furnished to the Issuers and OfficeMax by the Initial Purchasers or on behalf of the Initial Purchasers specifically for inclusion in the Final Memorandum (or any amendment or supplement thereto).

(d)                                 Each Issuer and OfficeMax, severally and not jointly, shall indemnify and hold harmless Wachovia, Lehman Brothers, their respective directors and officers, and each other person who controls any such entity within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all Liabilities, joint or several to which it or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum or Final Memorandum, or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, provided, however, that the indemnity provided by this Section 1(d) shall not apply to any loss, liability, claim, damage or expense to the extent any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon information incorporated by reference in such Memorandum under the headings “Market Stabilization”, “Plan of Distribution”, “Available Information About Wachovia” and “Available Information About Lehman Brothers”; provided, further, that, the indemnity provided by this Section 1(d) shall not apply to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum in reliance upon and in conformity with written information furnished to the Issuers and/or OfficeMax by the Initial Purchasers specifically for inclusion therein.

(e)                                  Promptly after receipt by an indemnified party under this Section 1 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 1, notify the indemnifying party in writing of the claim or commencement of that action, provided, however, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to an indemnified party under this Section 1, except to the extent that the indemnifying party has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to an indemnified party otherwise than under this Section 1.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 1 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided that an indemnified party shall have the right to employ, at the expense of the indemnifying party, counsel to represent such indemnified party and the controlling persons who may be subject to liability arising out of any claim or action in respect of which indemnity may be sought by such indemnified party against the applicable indemnifying party under this Section 1, if (i) in the reasonable judgment of an Initial Purchaser, there may be legal defenses available to such indemnified party, and those controlling persons, different from or in addition to those available to the applicable indemnifying party, or there is a conflict of interest between an indemnified party and the controlling persons, on one hand, and an indemnifying party, on the other, or (ii) the applicable indemnifying party shall fail to select counsel reasonably satisfactory to the indemnified party or parties, and in such event the fees and expenses of such separate counsel shall be paid by the applicable indemnifying party.  In no event shall the applicable indemnifying party be liable for the fees and expenses of more than one separate firm of attorneys for each of the indemnified parties and their controlling persons in connection with any other action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such indemnified party, and (ii) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(f)                                    If the indemnification provided for in Section 1 shall for any reason be unavailable to an indemnified party under subsections 1(a) and (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Initial Purchasers, the Issuers and Office Max and the Guarantors from the offering of the Offered Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Initial

Purchasers, the Issuers and OfficeMax and the Guarantors with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers, OfficeMax or the Initial Purchasers or the Guarantors, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Issuers, OfficeMax, the Initial Purchasers and the Guarantors agree that it would not be just and equitable if contributions pursuant to this subsection 1(f) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this subsection 1(f) shall be deemed to include, for purposes of this subsection 1(f), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g)                                 The indemnity agreements contained in this Section 1 shall survive the delivery of the Offered Notes, and the provisions of this Section 1 shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

Section 2.                                            Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 1 of this Agreement and their respective successors and assigns, and, except as specifically set forth herein, no other person will have any right or obligation hereunder.

Section 3.                                            Applicable Law.

THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY,

AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14(b).

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON–EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH SUCH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

Section 4.                                            Counterparts, Etc.

This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.  This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

OMX TIMBER FINANCE INVESTMENTS I, LLC, a Delaware limited liability company

By:	/s/ Ted Crumley
Ted Crumley, Regular Manager

OMX TIMBER FINANCE INVESTMENTS II, LLC, a Delaware limited liability company

By:	/s/ Ted Crumley
Ted Crumley, Regular Manager

OFFICEMAX INCORPORATED

By:	/s/ Ted Crumley
Name:	Ted Crumley
Title:	Senior Vice President

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ Kenneth A. Carpenter, Jr.
Name:	Kenneth A. Carpenter, Jr.
Title:	Director

LEHMAN BROTHERS INC.

By:	/s/ Erin Callan
Name:	Erin Callan
Title:	Managing Director

WACHOVIA CORPORATION

By:	/s/ Kenneth A. Carpenter, Jr.
Name:	Kenneth A. Carpenter, Jr.
Title:	Director

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ Erin Callan
Name:	Erin Callan
Title:	Managing Director